Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent events
Subsequent events
37.	Subsequent events
JD Logistics applied for HKEX listing
On February 16, 2021, JD Logistics, through its joint sponsors, submitted a listing application form to the HKEX to apply for the listing of, and permission to deal in, the shares of JD Logistics on the Main Board of the HKEX. There is no assurance as to whether or when the proposed listing may take place.
Financing for JD Property
On March 10, 2021, JD Property entered into definitive agreements for the nonredeemable series A preference share financing with co-lead
investors Hillhouse Capital and Warburg Pincus, among others. The total amount expected to be raised is approximately US$700 million, subject to customary closing conditions. The Company will remain the majority shareholder of JD Property after the completion of this transaction.
Investment in Dada
On March 22, 2021, the Group entered into a share purchase agreement with Dada, under which the Group has agreed to invest a total of US$800 million in newly issued ordinary shares of Dada, at a per share purchase price equal to the closing trading price of Dada’s ordinary shares on the Nasdaq, on March 19, 2021, the last trading day prior to the date of the share purchase agreement. Following the transaction, the Group will hold, taking into account its existing holding, approximately 51% of Dada’s issued and outstanding shares. The closing of the transaction is subject to satisfaction of customary closing conditions and procedures, including applicable governmental filings. Upon the closing of the transaction, the Group expects to consolidate the financial results of Dada into its consolidated financial statements. The Group’s increased investment in Dada will facilitate both sides to promote the expansion of on-demand
retail and delivery, as well as omnichannel collaboration. This is expected to help the Group to further diversify its retail services, enable its business partners to improve their operating efficiency, and deliver better services for its consumers. The Group has agreed not to sell, transfer or dispose of any shares acquired in the transaction for six months after the closing.
Spin-off
of JD Cloud & AI business to JD Digits
On March 31, 2021, the Group entered into definitive agreements with JD Digits relating to the reorganization of the Group’s cloud computing and artificial intelligence business (“JD Cloud & AI”). Pursuant to the definitive agreements, the Group transferred JD Cloud & AI and certain assets together valued at approximately RMB15.7 billion, as consideration in exchange for newly issued ordinary shares of JD Digits. Upon completion of the transactions on March 31, 2021, JD Cloud & AI was deconsolidated from the Group’s consolidated financial statements, and the Group’s equity interest in JD Digits increased from 36.8%
 to approximately
42%.
Share repurchase program
Under the 2020 share repurchase program, as of the date of this report, the Company had repurchased 8,775,180 ADSs for approximately US$669,970,000.